                                                                    EXHIBIT 99.1

                                                                    EXHIBIT D-2B
                                                             to Credit Agreement



          -------------------------------------------------------------

                                     FORM OF
                          NRG ENERGY EQUITY UNDERTAKING

                                      among

                                NRG ENERGY, INC.,
                             a Delaware corporation
                                    (Sponsor)

                                       and

                           NRG FINANCE COMPANY I LLC,
                      a Delaware limited liability company
                                   (Borrower)


                                       and

                           CREDIT SUISSE FIRST BOSTON,
                       acting through its New York Branch
                             (Administrative Agent)



                          DATED AS OF _______ __, ____


          -------------------------------------------------------------

                                TABLE OF CONTENTS

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ARTICLE 1. DEFINITIONS............................................................................................2

         1.1      Defined Terms and Rules of Interpretation.......................................................2
         1.2      Credit Agreement Definitions....................................................................7
         1.3      Rules of Interpretation.........................................................................7

ARTICLE 2. OBLIGATIONS OF SPONSOR.................................................................................7

         2.1      Equity Contributions............................................................................7
                  2.1.1.   Final Equity Funding Payment...........................................................8
                  2.1.2.   Final Plant Funding Payment............................................................8
                  2.1.3.   Initial Plant Funding Payment..........................................................8
                  2.1.4.   Turbine Funding Commitment.............................................................9
                  2.1.5.   Turbine Default Funding Commitment.....................................................9
                  2.1.6.   Fraudulent Conveyance Funding Commitment...............................................9
                  2.1.7.   Non-Fixed Price Construction Completion Funding Commitment.............................9
                  2.1.8.   Committed Equity Funds................................................................10
                  2.1.9.   Recourse Interest Funding Commitment..................................................10
                  2.1.10.  Sponsor Equity Contributions Cap......................................................11
         2.2      Payments.......................................................................................11
                  2.2.1.   Taxes.................................................................................11
                  2.2.2.   Late Payment..........................................................................11
         2.3      Equity Contribution Support....................................................................11
         2.4      Waiver of Defenses; Obligations Unconditional..................................................12
                  2.4.1.   Waiver of Defenses....................................................................12
                  2.4.2.   Obligations Unconditional.............................................................13
         2.5      Subrogation....................................................................................14

ARTICLE 3. SPECIFIC PROVISIONS...................................................................................15

         3.1      Reinstatement..................................................................................15
         3.2      Specific Performance...........................................................................15
         3.3      Bankruptcy Code Waiver.........................................................................15
         3.4      No Commencement of Bankruptcy Proceedings......................................................15
         3.5      Grant of Security Interest; Actions by Administrative Agent....................................16
         3.6      Set-Off........................................................................................16

ARTICLE 4. PURCHASE OF PARTICIPATING INTEREST....................................................................17

         4.1      Required Purchase of Participating Interest....................................................17
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
         4.2      Effect of Purchase of Participating Interest...................................................17
         4.3      Subordinate Nature of Participating Interest...................................................17
         4.4      Rights of Administrative Agent and Secured Parties.............................................17
         4.5      No Voting Rights...............................................................................18
         4.6      Obligations Unconditional......................................................................18

ARTICLE 5. REPRESENTATIONS AND WARRANTIES........................................................................18

         5.1      Corporate Existence and Business...............................................................18
         5.2      Compliance with Law............................................................................19
         5.3      Power and Authorization; Enforceable Obligations...............................................19
         5.4      No Consent.....................................................................................19
         5.5      No Legal Bar...................................................................................19
         5.6      No Proceeding or Litigation....................................................................19
         5.7      Financial Statements...........................................................................20
         5.8      Taxes..........................................................................................20
         5.9      Full Disclosure................................................................................20
         5.10     Credit Documents...............................................................................20
         5.11     Regulatory Matters.............................................................................20
         5.12     Solvency Matters...............................................................................20
                  5.12.1.  Financial Information.................................................................20
                  5.12.2.  Insolvency............................................................................20

ARTICLE 6. COVENANTS.............................................................................................21

         6.1      Maintenance of Corporate Existence.............................................................21
         6.2      Restrictions on Consolidations and Mergers.....................................................22
         6.3      Notice of Sponsor Material Adverse Effect......................................................22
         6.4      Compliance with Laws...........................................................................22
         6.5      Taxes..........................................................................................22
         6.6      Insurance......................................................................................22
         6.7      Ranking........................................................................................22
         6.8      Further Assurances.............................................................................22
         6.9      Consolidated Net Worth.........................................................................23
         6.10     Indebtedness to Consolidated Capitalization....................................................23
         6.11     Financial and Other Information................................................................23
         6.12     Additional Financial Covenants.................................................................24
         6.13     Prohibition on Incurrence of Indebtedness and Liens............................................24
         6.14     Negative Pledge................................................................................24

ARTICLE 7. MISCELLANEOUS.........................................................................................24

         7.1      No Waiver; Separate Causes of Action...........................................................24
         7.2      Remedies Cumulative............................................................................25
         7.3      Severability...................................................................................25
         7.4      Headings.......................................................................................25
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                                       ii

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
         7.5      Succession.....................................................................................25
         7.6      Amendments, Etc................................................................................25
         7.7      Governing Law..................................................................................25
         7.8      Payments.......................................................................................25
         7.9      Expenses.......................................................................................26
         7.10     Notices........................................................................................26
         7.11     Counterparts...................................................................................27
         7.12     Submission to Jurisdiction.....................................................................27
         7.13     Waiver of Jury Trial...........................................................................27
         7.14     Limitation of Liability........................................................................27
         7.15     Third Party Rights.............................................................................28
         7.16     Survival of Obligations........................................................................28
         7.17     Scope of Liability.............................................................................28
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                                      iii

                  This NRG ENERGY EQUITY UNDERTAKING, dated as of _____ __, ____ (as amended, amended and restated, supplemented or otherwise modified from time to time, this "Agreement"), is entered into among NRG FINANCE COMPANY I LLC, a limited liability company formed under the laws of the State of Delaware ("Borrower"), NRG ENERGY, INC., a corporation organized under the laws of the State of Delaware ("Sponsor"), and CREDIT SUISSE FIRST BOSTON, acting through its New York Branch, as administrative agent (together with its sucessors and assigns in such capacity, "Administrative Agent") for each of the Secured Parties.

                                    RECITALS

                  A. Borrower (together with each of the other Portfolio Entities) proposes to develop, construct, own and operate certain power generating plants located in the United States (as more particularly defined in the Credit Agreement, the "Approved Projects");

                  B. In order to finance the construction of the Approved Projects, the acquisition of certain Turbines therefor and the acquisition of certain other assets and plants related thereto, Borrower has entered into that certain Credit Agreement, dated as of May 8, 2001 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Borrower, the financial institutions from time to time parties thereto (collectively, "Banks"), Credit Suisse First Boston, acting through its New York Branch, as Lead Arranger, Administrative Agent and Documentation Agent, and each of the other agents and arrangers listed on the signature pages thereto pursuant to which, among other things, Banks have extended Commitments to make Loans to, and for the benefit of, Borrower;

                  C. Sponsor, as the [DIRECT] [INDIRECT] sole shareholder of the sole member of Borrower, will derive substantial benefit from the Loans to be made by Banks to Borrower pursuant to the Credit Documents; and

                  D. It is a condition precedent to the effectiveness of the Credit Agreement and the other Credit Documents that the parties hereto shall have executed and delivered this Agreement and that Sponsor perform its obligations hereunder.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and as an inducement to Administrative Agent and Banks to enter into the Credit Agreement with Borrower and the other Credit Documents with the Portfolio Entities, Sponsor hereby consents and agrees as follows:

                                   ARTICLE 1.
                                   DEFINITIONS

         1.1 Defined Terms and Rules of Interpretation.

                  The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings:

                  "Administrative Agent" has the meaning given in the preamble to this Agreement.

                  "Approved Projects" has the meaning given in the recitals to this Agreement.

                  "Borrower" has the meaning given in the preamble to this Agreement.

                  "Calculation Date" means the date corresponding to the last Banking Day of any fiscal quarter which is one Banking Day after the financial statements, documents and certificates described in Section
         6.11 have been delivered to, and the calculations of the ratios and Minimum Consolidated Net Worth therein have been verified by, Administrative Agent.

                  "Capital Lease" means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

                  "Capital Lease Obligations" means, as applied to any Person, the obligations of such Person to pay rent or other amounts under any Capital Lease, the amount of which obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

                  "Cash Collateral Account" means one or more cash collateral account(s) to be held by the Depositary Agent, which accounts shall each be subject to a valid and perfected first priority Lien in favor of Administrative Agent, for the benefit of the Secured Parties. For the avoidance of doubt, the proceeds held on deposit in each such account shall be part of the Collateral and, to the extent required by
         Section 2.1.8(c) or 7.2.2 of the Credit Agreement, be applied to the prepayment of the Loans.

                  "Committed Equity Funds Acknowledgment" means an acknowledgment issued by Sponsor to Borrower and the relevant Project Owner, in substantially the form of Exhibit D hereto.

                  "Completion Contribution Notice" means a certificate issued by Borrower to Sponsor, in substantially the form of Exhibit C hereto.

                  "Completion Funding Payment" means, at any date of determination, with respect to any Approved Project being designed, developed, constructed, installed and tested pursuant to Option D set forth in Schedule 3.2.6 to the Credit Agreement, a cash capital contribution or any other cash payment to Borrower in an amount equal to the aggregate amount of all payments then due and payable under each Prime Construction Contract and any other Project Document directly related to the design, development, construction, installation or testing of such Approved Project (other than any Credit Document) in excess of 110% of the anticipated aggregate amount of the Project Costs for such Approved Project (as set forth in such Approved Project's Project Budget delivered pursuant to Section 3.2 or 3.5 of the Credit Agreement).

                  "Consolidated Capitalization" means, as of the date of determination thereof, Consolidated Net Worth as of such date plus Indebtedness of Sponsor as of such date.

                  "Consolidated Net Income" means, for any period, the net income (or net loss) of Sponsor for such period computed on a consolidated basis in accordance with GAAP.

                  "Consolidated Net Worth" means, as of the date of determination thereof, the amount which would be reflected as stockholders' equity upon a consolidated balance sheet of Sponsor (determined in accordance with GAAP) prior to making any adjustment thereto (a) as a result of application of the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities or (b) in connection with the account entitled "currency translation account" on such balance sheet.

                  "Contingent Performance Guarantees" means a Performance Guarantee as to which (a) the guarantor's obligation cannot be reasonably quantified, and (b) neither Sponsor nor any of its Subsidiaries has information which raises a reasonable possibility that a demand under such Performance Guarantee will be made during the term of this Agreement. A Contingent Performance Guarantee which for any reason fails to meet the criteria set forth in either clause (a) and
         (b) of this definition shall immediately cease to be deemed a Contingent Performance Guarantee for purposes of this Agreement.

                  "Credit Agreement" has the meaning given in the recitals to this Agreement.

                  "Defaulted Payment" has the meaning given in Section 4.1.1 to this Agreement.

                  "Disqualified Project" has the meaning given in Section 6.15 to this Agreement.

                  "Downgrade Event" has the meaning given in Section 2.3 to this Agreement.

                  "Eligible Non-Recourse Entity" means an Affiliate of NRG Energy (a) (i) whose sole purpose is the ownership and maintenance of a power project that has been financed on a non-recourse basis or (ii) whose sole purpose is the ownership of an Affiliate of NRG Energy whose sole purpose is the ownership and maintenance of a power project that has been financed on a non-recourse basis or (b) that is not directly connected to a power project that has been financed on a non-recourse basis (including any Approved Project) or responsible for actions materially and directly affecting a power project that has been financed on a non-recourse basis (including any Approved Project).

                  "Equity Contribution Date" means the date a Sponsor Equity Contribution is required to be made hereunder.

                  "Equity Contribution Support Instrument" means an unconditional, irrevocable, direct pay letter of credit, substantially in the form of Exhibit A hereto (with such changes as Administrative Agent may reasonably agree to), issued by a commercial bank in, and drawable in, New York, New York, whose senior unsecured non-credit enhanced long-term debt at the time of issuance and at all times such letter of credit shall be outstanding is rated at least "A-" by S&P and "A3" by Moody's.

                  "Final Equity Payment Contribution" has the meaning given in
         Section 2.1.1 to this Agreement.

                  "Final Plant Payment Contribution" has the meaning given in
         Section 2.1.2 to this Agreement.

                  "Fraudulent Conveyance Payment Contribution" has the meaning given in Section 2.1.6 to this Agreement.

                  "Guaranty" by any Person means all obligations (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation (including, without limitation, limited or full recourse obligations in connection with sales of receivables or any other property and Performance Guarantees) of any other Person (for purposes of this definition, the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, all obligations incurred through an agreement, contingent or otherwise, by such Person: (a) to purchase such Indebtedness or obligation or any property or assets constituting security therefor, (b) to advance or supply funds (i) for the purchase or payment of such Indebtedness or obligation, or (ii) to maintain working capital or other balance sheet condition, or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation, (c) to lease property or to purchase securities or other property or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of the primary obligor to make payment of the Indebtedness or obligation, or (d) otherwise to assure the owner of the Indebtedness or obligation of the primary obligor against loss in respect thereof. For the purpose of all computations made under this Agreement, the amount of a Guaranty in respect of any obligation shall be deemed to be equal to the maximum aggregate amount of such obligation or, if the Guaranty is limited to less than the full amount of such obligation, the maximum aggregate potential liability under the terms of the Guaranty. Notwithstanding anything in this definition to the contrary, a Person's support of its subsidiary's obligation to (A) make equity contributions or (B) pay liquidated damages under an operating and maintenance agreement should such subsidiary fail to comply with the terms thereof shall not be considered a "Guaranty" by such Person.

                  "Indebtedness" means and includes, for any Person, subject to
         Section 1.3(c), all obligations of such Person, without duplication, which are required by GAAP to be shown as liabilities on its balance sheet, and in any event shall include all of the following whether or not so shown as liabilities: (a) obligations of such Person for borrowed money; (b) obligations of such Person representing the deferred purchase price of property or services; (c) obligations of such Person evidenced by notes, acceptances, or other instruments of such Person or arising out of letters of credit issued for such Person's account; (d) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person; (e) Capital Lease Obligations of such Person; and (f) obligations for which such Person is obligated pursuant to a Guaranty, provided that Contingent Performance Guarantees of Sponsor and the obligations of Sponsor hereunder shall be deemed not to be "Indebtedness" for purposes of this Agreement.

                  "Initial Plant Payment Contribution" has the meaning given in
         Section 2.1.3 to this Agreement.

                  "Make-Whole Date" means any day on which (a) any of the proceeds received by Administrative Agent (for the benefit of Secured Parties) from any Project Owner under any Project Owner Guaranty are determined to be unlawful or voidable under any applicable fraudulent conveyance or fraudulent transfer law or any comparable law (including Sections 547 and 548 of the federal Bankruptcy Law) or (b) a determination is made that the transfer or receipt of proceeds from any Project Owner under any Project Owner Guaranty is or would be unlawful or voidable under any applicable fraudulent conveyance or fraudulent transfer law or any comparable law (including Sections 547 and 548 of the federal Bankruptcy Law).

                  "Make-Whole Payment" means, at any date of determination, a cash capital contribution or any other cash payment to Borrower in an amount equal to the sum of (without duplication) (a) the aggregate amount of proceeds received by Administrative Agent (for the benefit of Secured Parties) from the Project Owners under the Project Owner Guaranties which are reclaimed from the Administrative Agent because they are determined to be unlawful or voidable under any applicable fraudulent conveyance or fraudulent transfer law or any comparable law (including Sections 547 and 548 of the federal Bankruptcy Law) as of such day plus (b) the aggregate amount of proceeds which would have been but were not received by Administrative Agent (for the benefit of Secured Parties) from the Project Owners under the Project Owner Guaranties by Administrative Agent (for the benefit of Secured Parties) through the exercise of remedies by Administrative Agent or Banks in accordance with the terms of the Credit Documents but for the determination that the transfer or receipt of proceeds from any Project Owner under any Project Owner Guaranty is unlawful or voidable under any applicable fraudulent conveyance or fraudulent transfer law or any comparable law (including Sections 547 and 548 of the federal Bankruptcy Law) as of such day.

                  "Minimum Consolidated Net Worth" means an amount, as of any determination thereof, equal to the sum of $1,000,000,000 plus 25% of Consolidated Net Income for the period from and including January 1, 2001 to such determination date, but which minimum amount shall in no event be less than $1,000,000,000.

                  "Non-Conforming Period" has the meaning given in Section 6.10 to this Agreement.

                  "NRG Corporate Credit Documents" means, collectively, (a) the Credit Agreement, dated as of March 9, 2001, among Sponsor, the financial institutions party thereto from time to time and ABN AMRO Bank N.V., as agent for the lenders thereunder, (b) each agreement, document or instrument evidencing any refinancing of the Sponsor's obligations under the agreement referred to in clause (a) of this definition and (c) each other agreement evidencing Indebtedness described in clause (a) of the definition thereof with an aggregate principal amount in excess of $50,000,000.

                  "Performance Guarantees" means a guarantee issued by Sponsor or any of its Subsidiaries that Sponsor or such Subsidiary will cause some action (other than the payment of money) to be performed, whether by performing the action itself or paying others to perform such action. For the avoidance of doubt, the obligations of Sponsor hereunder shall be deemed not to be a "Performance Guarantee".

                  "Rating" means the rating given to senior unsecured non-credit enhanced long-term debt obligations of Sponsor by Moody's and S&P and any successors thereto.

                  "Retained Interest" has the meaning given in Section 4.3 to this Agreement.

                  "Sponsor" has the meaning given in the preamble to this Agreement.

                  "Sponsor Completion Contribution" has the meaning given in
         Section 2.1.7 to this Agreement.

                  "Sponsor Default Turbine Contribution" has the meaning given in Section 2.1.5 to this Agreement.

                  "Sponsor Equity Commitments" means, collectively, the unconditional and irrevocable commitments of Sponsor to make equity contributions or other cash payments to any Portfolio Entity pursuant to Sections 2.1.1 through 2.1.9.

                  "Sponsor Equity Contributions" means, collectively, the Final Payment Contribution, each Final Plant Payment Contribution, each Initial Plant Payment Contribution, each Sponsor Turbine Contribution, each Sponsor Default Turbine Contribution, each Fraudulent Conveyance Payment Contribution, each Sponsor Completion Contribution and each Contribution made pursuant to Sections 2.1.8 and 2.1.9.

                  "Sponsor Equity Contributions Cap" has the meaning given in
         Section 2.1.10 to this Agreement.

                  "Sponsor Turbine Contribution" has the meaning given in
         Section 2.1.4 to this Agreement.

                  "Sponsor Turbine Contribution Notice" means a certificate issued by Borrower to Sponsor, in substantially the form of Exhibit B hereto.

                  "Turbine Funding Payment" means, at any date of determination, with respect to any Approved Turbine, a cash capital contribution or any other cash payment to Borrower in an amount equal to (a) the aggregate amount of all payments then due and payable under each Turbine Purchase Contract and any other agreement directly related to the purchase of such Approved Turbine (other than any Credit Document) minus (b) the aggregate amount of the Available Working Capital Commitment then available to be utilized by Borrower under the Credit Agreement for the funding of payments then due and payable under each such Turbine Purchase Contract and other agreement.

         1.2 Credit Agreement Definitions. Unless otherwise defined herein or unless the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in Exhibit A to the Credit Agreement.

         1.3 Rules of Interpretation.

                      (a) Unless otherwise provided herein, the rules of interpretation set forth in Exhibit A to the Credit Agreement shall apply to this Agreement, including its preamble and recitals.

                      (b) With respect to any Sponsor Equity Contribution to be made hereunder, the amount of such Sponsor Equity Contribution shall be determined based on the Capitalization and obligations owing under the applicable Project Documents on the date any such Sponsor Equity Contribution is actually made (whether or not such date is the date any such Sponsor Equity Contribution was due and payable hereunder).

                      (c) All calculations of the Indebtedness of any Person (and the components thereof) shall be performed on a consolidated basis, provided, that Indebtedness shall not include obligations which are required by GAAP to be shown as liabilities on such Person's balance sheet, but which obligations have been incurred by an Eligible Non-Recourse Entity.

                                   ARTICLE 2.
                             OBLIGATIONS OF SPONSOR

         2.1 Equity Contributions.

         2.1.1. Final Equity Funding Payment. Sponsor hereby agrees, for the benefit of Borrower and Administrative Agent (on behalf of the Secured Parties), to contribute, or cause to be contributed, to Borrower a Final Equity Funding Payment on the Loan Maturity Date ("Final Payment Contribution"). Any such Final Payment Contribution shall be paid in immediately available funds through the deposit of such funds directly into the Cash Collateral Account, for ultimate transfer to the Secured Parties in accordance with the terms of the Credit Agreement (including Sections 2.1.8(c) and 7.2.2 thereof).

         2.1.2. Final Plant Funding Payment. With respect to any Approved Project (other than any Approved Project in respect of which an Initial Plant Payment Contribution has previously been made in accordance with the terms hereof), Sponsor hereby agrees, for the benefit of Borrower and Administrative Agent (on behalf of the Secured Parties), to contribute, or cause to be contributed, to Borrower on the date which is six months after the date such Approved Project achieved Provisional Acceptance the positive difference (if any) between (a) the aggregate amount of the applicable Final Plant Funding Payment and (b) the then remaining Cash Equity Credit (each, a "Final Plant Payment Contribution"). Each such Final Plant Payment Contribution shall be paid in immediately available funds through the deposit of such funds directly into the Cash Collateral Account, for ultimate transfer to the Secured Parties in accordance with the terms of the Credit Agreement (including Section 2.1.8(c) thereof).

         2.1.3. Initial Plant Funding Payment.

                  (a) With respect to each Subject Acquisition in respect of which the relevant Acquisition Plant has achieved or will achieve Provisional Acceptance as of the applicable initial Funding Date, Sponsor hereby agrees, for the benefit of Borrower and Administrative Agent (on behalf of the Secured Parties), to contribute, or cause to be contributed, to Borrower the positive difference (if any) between (i) the aggregate amount of the applicable Plant Equity Funding Payment and (ii) the then remaining Cash Equity Credit prior to or concurrently with the making of any initial Development Loan in respect of such Subject Acquisition pursuant to and in accordance with Section 3.5.37 of the Credit Agreement (each, an "Initial Plant Payment Contribution"). Each such Initial Plant Payment Contribution shall be paid in immediately available funds in accordance with Section 3.5.37 of the Credit Agreement, for ultimate transfer to the applicable Major Project Participants or other Persons in accordance with the terms of the Credit Documents.

                  (b) With respect to each Approved Project in respect of which an Initial Plant Payment Contribution has previously been made or was not made as a result of the application of the Cash Equity Credit in accordance with the terms of clause (a) above, if any portion of the Cash Equity Credit was applied to reduce or eliminate the applicable Plant Equity Funding Payments in accordance with clause (a) above and subsequent to such application the Cash Equity Credit was reduced pursuant to and in accordance with Section 6.14 (to the extent that no Cash Equity Credit remains to replace the amount being so reduced), then Sponsor shall, for the benefit of Borrower and Administrative Agent (on behalf of the Secured Parties), contribute, or cause to be contributed, to Borrower a cash capital contribution or any other cash payment in an aggregate amount equal to the positive difference (if any) between (i) the amount of the Cash Equity Credit which was reduced pursuant to and in accordance with Section 6.14 and (ii) the amount of the Cash Equity Credit which was applied to reduce the applicable Plant Equity Funding Payments for all such Approved Projects. Each such cash capital contribution or other cash payment shall be paid in immediately available funds through the deposit of such funds (on a pro rata basis among such Approved Projects) directly into the applicable Development Sub-Accounts no later than 11:00 a.m. on the date the Cash Equity Credit is reduced pursuant to and in accordance with Section 6.14, for ultimate transfer in accordance with the terms of the Credit Documents.

                  2.1.4. Turbine Funding Commitment. Sponsor hereby agrees, for the benefit of Borrower and Administrative Agent (on behalf of the Secured Parties), to contribute, or cause to be contributed, to Borrower a Turbine Funding Payment on the date and in the amount specified in any Sponsor Turbine Contribution Notice delivered by Borrower to Sponsor (each, a "Sponsor Turbine Contribution"). Borrower hereby agrees to promptly deliver an appropriately completed Sponsor Turbine Contribution Notice to Sponsor in the event that it has insufficient funds available to it to pay any costs due and payable under any agreement (including any Turbine Purchase Contract) in respect of any Approved Turbine (as reasonably determined by Borrower or Administrative Agent). Each such Sponsor Turbine Contribution shall be paid in immediately available funds through the deposit of such funds directly into the applicable Working Capital Sub-Account, as specified in the applicable Sponsor Turbine Contribution Notice, no later than 11:00 a.m. on the date specified in such Sponsor Turbine Contribution Notice, for ultimate transfer to the applicable Turbine Purchase Contractor or other Person in accordance with the terms of the Credit Documents.

                  2.1.5. Turbine Default Funding Commitment. Sponsor hereby agrees, for the benefit of Borrower and Administrative Agent (on behalf of the Secured Parties), to contribute, or cause to be contributed, to Borrower a Turbine Default Funding Payment on the date the Loans (or any portion thereof) are accelerated in accordance with the terms of the Credit Agreement (each, a "Sponsor Default Turbine Contribution"). Any such Sponsor Default Turbine Contribution shall be paid in immediately available funds through the deposit of such funds directly into the Cash Collateral Account, for ultimate transfer to the Secured Parties in accordance with the terms of the Credit Agreement (including Section 7.2.2 thereof).

                  2.1.6. Fraudulent Conveyance Funding Commitment. Sponsor hereby agrees, for the benefit of Borrower and Administrative Agent (on behalf of the Secured Parties), to contribute, or cause to be contributed, to Borrower a Make-Whole Payment on each Make-Whole Date (each, a "Fraudulent Conveyance Payment Contribution"). Each such Fraudulent Conveyance Payment Contribution shall be paid in immediately available funds through the deposit of such funds directly into the Cash Collateral Account, for ultimate transfer to the Secured Parties in accordance with the terms of the Credit Agreement (including Section
7.2.2 thereof).

                  2.1.7. Non-Fixed Price Construction Completion Funding Commitment. Sponsor hereby agrees, for the benefit of Borrower and Administrative Agent (on behalf of the Secured Parties), to contribute, or cause to be contributed, to Borrower a Completion Funding Payment on the date and in the amount specified in any Completion Contribution Notice delivered by Borrower to Sponsor (each, a "Sponsor Completion Contribution"). Borrower hereby agrees to promptly deliver an appropriately completed Completion Contribution Notice to Sponsor in the event that the aggregate amount of costs, expenses and fees due under any Prime Construction Contract for any Approved Project which is being designed, developed, constructed, installed and tested pursuant to Option D set forth in Schedule 3.2.6 to the Credit Agreement exceeds 110% of the anticipated aggregate amount of such costs, expenses and fees for such Approved Project (as set forth in such Approved Project's Project Budget delivered pursuant to Section 3.2 or 3.5 of the Credit Agreement). Each such Sponsor Completion Contribution shall be paid in immediately available funds through the deposit of such funds directly into the applicable Development Sub-Account, as specified in the applicable Completion Contribution Notice, no later than 11:00 a.m. on the date specified in such Completion Contribution Notice, for ultimate transfer to the applicable Major Project Participant or other Person in accordance with the terms of the Credit Documents.

                  2.1.8. Committed Equity Funds. In order to satisfy the requirements set forth in Section 3.3.2(iii) of the Credit Agreement that Borrower have sufficient development funds to complete all Approved Projects then under development, Sponsor may, at its option, unconditionally and irrevocably agree to commit to make cash equity contributions to a Project Owner to fund Project Costs for the relevant Approved Project in an amount equal to the difference between (a) the aggregate amount of all unfunded Project Costs (as set forth in each such Approved Project's then current Project Budget) for all Approved Projects which have not achieved Provisional Acceptance as of the date of determination and (b) the then current Available Development Funds (in each case, without giving effect to the funding of the relevant Subject Project or Subject Acquisition, as the case may be). In the event that Sponsor elects to commit to make any such Contribution, Sponsor shall on the date of any such election, execute and deliver a properly completed Committed Equity Funds Acknowledgment in substantially the form of Exhibit D hereto. Sponsor agrees to make each such Contribution from and after the date Borrower fully utilizes the Available Development Commitment, and each such Contribution shall be in an aggregate amount equal to all payments then due and payable under each relevant Project Document. Each such Contribution shall be paid in immediately available funds through the deposit of such funds directly into the applicable Development Sub-Account specified in the relevant Committed Equity Funds Acknowledgment no later than 11:00 a.m. on the 15th Banking Day of the month in which such Contribution is due, for ultimate transfer to the applicable Major Project Participant or other Person in accordance with the terms of the Credit Documents.

                  2.1.9. Recourse Interest Funding Commitment. In the event that Borrower does not have sufficient funds to pay all interest on the Recourse Loans as and when such interest is due and payable under the Credit Agreement, Sponsor hereby agrees, for the benefit of Borrower and Administrative Agent (on behalf of the Secured Parties), to contribute, or cause to be contributed, to Borrower a cash equity contribution to fund such interest payments in an amount equal to the difference between (a) the aggregate amount of all interest on the Recourse Loans then due and payable and (b) the aggregate amount of funds on deposit in the Revenue Account which have been applied to the payment of interest on the Recourse Loans then due and payable (after giving effect to the withdrawals and transfers specified in clause third of Section 2.2.3(b) of the Depositary Agreement). Each such Contribution shall be paid in immediately available funds through the deposit of such funds directly into the Revenue Account no later than 11:00 a.m. on the date such interest payment is due, for ultimate transfer to Banks in accordance with the terms of the Depositary Agreement.

                  2.1.10. Sponsor Equity Contributions Cap. Notwithstanding anything to the contrary contained herein, the aggregate amount of Sponsor Equity Commitments hereunder at any time shall not exceed $1,000,000,000 (the "Sponsor Equity Contributions Cap"); provided that such Sponsor Equity Contributions Cap shall not apply to any Sponsor Equity Contributions which are due and payable hereunder (a) on the date of any acceleration of the Loans (or any portion thereof), (b) as a result of the acceleration of the Loans (or any portion thereof), or (c) pursuant to Section 2.1.5, 2.1.6, 2.1.7 or 2.1.9.

         2.2 Payments.

                  2.2.1. Taxes. Except as otherwise required by Legal Requirements, each payment required to be made by Sponsor hereunder shall be made without deduction or withholding for or on account of Taxes or Other Taxes. If such deduction or withholding is so required, Sponsor shall, upon notice thereof from Borrower or Administrative Agent, (a) pay the amount required to be deducted or withheld to the appropriate authorities before penalties attach thereto or interest accrues thereon, (b) on or before the 60th day after payment of such amount, forward to Borrower and Administrative Agent an official receipt evidencing such payment (or a certified copy thereof), and (c) in the case of any such deduction or withholding, forthwith pay to Borrower such additional amount as may be necessary to ensure that the net amount actually received by Borrower is free and clear of such Taxes or Other Taxes, as the case may be, including any Taxes or Other Taxes on such additional amount, is equal to the amount that Borrower would have received had there been no such deduction or withholding.

                  2.2.2. Late Payment. In the event that any Sponsor Equity Contribution is not made on the related Equity Contribution Date, the amount of such delinquent Sponsor Equity Contribution shall bear interest at the Default Rate (computed on the basis of a 365 or 366 day year, as the case may be, and the actual days elapsed) until such time as such Sponsor Equity Contribution is made.

         2.3 Equity Contribution Support. If at any time during the term of this Agreement Sponsor's senior unsecured non-credit enhanced long-term debt is rated below "BBB-" by S&P or "Baa3" by Moody's or ceases to be rated by either S&P or Moody's (a "Downgrade Event"), then, within 15 Banking Days from the occurrence of any such Downgrade Event, Sponsor shall deliver to Administrative Agent the Equity Contribution Support Instrument in a stated amount which shall at all times provide for an amount available to be drawn thereunder that is greater than or equal to the aggregate amount of Sponsor Equity Contributions remaining to be paid hereunder (as reasonably determined by Administrative Agent, after consultation with Borrower). If an Equity Contribution Support Instrument is delivered pursuant to the preceding sentence, Sponsor shall cause such Equity Contribution Support Instrument to remain in full force and effect until the cessation of such Downgrade Event. If for any reason the full amount of any Sponsor Equity Contribution is not made by Sponsor on the relevant Equity Contribution Date, Administrative Agent is hereby irrevocably authorized and directed to immediately make a claim under the Equity Contribution Support Instrument for an amount equal to the amount of the Sponsor Equity Contribution that was to have been made on such date. Payments made under the Equity Contribution Support Instrument pursuant to this Section 2.3 shall be deemed to have been Sponsor Equity Contributions, provided, however, that any payment made pursuant to this Section 2.3 which is rescinded or otherwise restored to the issuer of the Equity Contribution Support Instrument shall not be considered a Sponsor Equity Contribution hereunder and, promptly upon any such recision or restoration, Sponsor shall cause the Equity Contribution Support Instrument to be restored to the extent of the amount of such recision or restoration.

         2.4 Waiver of Defenses; Obligations Unconditional.

                  2.4.1. Waiver of Defenses. Sponsor hereby waives and relinquishes all rights and remedies accorded by applicable Legal Requirements to sureties or guarantors and agrees not to assert or take advantage of any such rights or remedies, including (a) any right to require Administrative Agent or the other Secured Parties to proceed against any Portfolio Entity or any other Person or to proceed against or exhaust any security held by Administrative Agent or the other Secured Parties at any time or to pursue any other remedy in Administrative Agent's or any other Secured Party's power before proceeding against Sponsor, (b) any defense that may arise by reason of the incapacity, lack of power or authority, death, dissolution, merger, termination or disability of any Portfolio Entity or any other Person or the failure of Administrative Agent or any other Secured Party to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any Portfolio Entity or any other Person, (c) demand, presentment, protest and notice of any kind, including notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of any Portfolio Entity, Administrative Agent, the other Secured Parties, any endorser or creditor of the foregoing or on the part of any other Person under this or any other instrument in connection with any obligation or evidence of indebtedness held by Administrative Agent or the other Secured Parties as collateral or in connection with any Obligations, (d) any defense based upon an election of remedies by Administrative Agent or the other Secured Parties, including an election to proceed by non-judicial rather than judicial foreclosure, which destroys or otherwise impairs the subrogation rights of Sponsor, the right of Sponsor to proceed against a Portfolio Entity or another Person for reimbursement, or both, (e) any defense based on any offset against any amounts which may be owed by any Person to Sponsor for any reason whatsoever, (f) any defense based on any act, failure to act, delay or omission whatsoever on the part of a Portfolio Entity of the failure by a Portfolio Entity to do any act or thing or to observe or perform any covenant, condition or agreement to be observed or performed by it under the Credit Documents, (g) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal, (h) any defense, setoff or counterclaim which may at any time be available to or asserted by a Portfolio Entity against Administrative Agent, the other Secured Parties or any other Person under the Credit Documents, (i) any duty on the part of Administrative Agent or any other Secured Party to disclose to Sponsor any facts Administrative Agent or any other Secured Party may now or hereafter know about any Portfolio Entity, regardless of whether Administrative Agent or any other Secured Party has reason to believe that any such facts materially increase the risk beyond that which Sponsor intends to assume, or have reason to believe that such facts are unknown to Sponsor, or have a reasonable opportunity to communicate such facts to Sponsor, since Sponsor acknowledges that Sponsor is fully responsible for being and keeping informed of the financial condition of the Portfolio Entities and of all circumstances bearing on the risk of non-payment of any obligations and liabilities hereby guaranteed, (j) the fact that any Portfolio Entity may at any time in the future dispose of all or part of its direct or indirect interest in any other Portfolio Entity, (k) any defense based on any change in the time, manner or place of any payment under, or in any other term of, the Credit Documents or any other amendment, renewal, extension, acceleration, compromise or waiver of or any consent or departure from the terms of the Credit Documents, (l) any defense arising because of Administrative Agent's or any other Secured Party's election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code, and (m) any defense based upon any borrowing or grant of a security interest under Section 364 of the Federal Bankruptcy Code.

                  2.4.2. Obligations Unconditional. All rights of Administrative Agent, the Secured Parties and all obligations of Sponsor hereunder shall be absolute and unconditional irrespective of:

                         (a) any lack of validity, legality or enforceability of
the Credit Agreement, any Note, this Agreement, or any other Credit Document;

                         (b) the failure of any Secured Party or any holder of
any Note:

                             (i) to assert any claim or demand or to enforce any
                         right or remedy against Borrower, Sponsor, any other Portfolio Entity or any other Person (including any guarantor) under the provisions of the Credit Agreement, any Note, any other Credit Document or otherwise, or

                             (ii) to exercise any right or remedy against any
                         other guarantor of, or collateral securing, any of the Obligations;

                         (c) any change in the time, manner or place of payment
of, or in any other term of, all of the Obligations, or any other extension or renewal of any Obligation of Borrower, Sponsor or any other Portfolio Entity;

                         (d) any reduction, limitation, impairment or
termination of any of the Obligations for any reason other than the written agreement of the Secured Parties to terminate the Obligations in full, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to, and Sponsor hereby waives any right to or claim of, any defense or setoff, counterclaim, recoupment, or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligation of Borrower, any other Portfolio Entity or otherwise;

                         (e) any amendment to, rescission, waiver, or other
modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note, this Agreement, or any other Credit Document;

                         (f) any addition, exchange, release, surrender or
non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other security interest held by any Secured Party or any holder of any Note securing any of the Obligations; or

                         (g) any other circumstance which might otherwise
constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Portfolio Entity, Sponsor, any surety or any guarantor.

         2.5 Subrogation. So long as this Agreement remains in effect, (a) Sponsor shall not have any right of subrogation and waives all rights to enforce any remedy which the Secured Parties now have or may hereafter have against Borrower or any other Portfolio Entity, and waives the benefit of, and all rights to participate in, any security now or hereafter held by Administrative Agent or any other Secured Party from Borrower or any other Portfolio Entity and
(b) Sponsor waives any claim, right or remedy which Sponsor may now have or hereafter acquire against Borrower or any other Portfolio Entity that arises hereunder and/or from the performance by Sponsor hereunder, including any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of the Secured Parties against Borrower or any other Portfolio Entity, or any security which the Secured Parties now have or hereafter acquire, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise. Any amount paid to Sponsor on account of any such subrogation rights prior to the indefeasible payment in full in cash of the Obligations, the termination of all Interest Rate Agreements as to which any Secured Party is the counterparty and the termination of all Commitments and other obligations of the Secured Parties under the Credit Documents shall be held in trust for the benefit of Administrative Agent and shall immediately thereafter be paid to Administrative Agent for the benefit of the Secured Parties.

                                   ARTICLE 3.
                               SPECIFIC PROVISIONS

         3.1 Reinstatement. This Agreement and the obligations of Sponsor hereunder shall automatically be reinstated if and to the extent that for any reason any payment made pursuant to this Agreement is rescinded or otherwise restored to Sponsor, whether as a result of any proceedings in bankruptcy or reorganization or otherwise with respect to Borrower or any other Person or as a result of any settlement or compromise with any Person (including Sponsor) in respect of such payment, and Sponsor shall pay Administrative Agent on demand all of its reasonable costs and expenses (including reasonable fees of counsel) incurred by Administrative Agent in connection with such rescission or restoration.

         3.2 Specific Performance. Sponsor hereby irrevocably waives, to the extent it may do so under applicable Legal Requirements, any defense based on the adequacy of a remedy at law that may be asserted as a bar to the remedy of specific performance in any action brought against Sponsor for specific performance of this Agreement by Borrower or any successor or assign thereof (including Administrative Agent) or for their benefit by a receiver, custodian or trustee appointed for Borrower or in respect of all or a substantial part of its assets, under the bankruptcy or insolvency laws of any jurisdiction to which Borrower or its assets are subject.

         3.3 Bankruptcy Code Waiver. Sponsor hereby irrevocably waives, to the extent it may do so under applicable Legal Requirements, any protection to which it may be entitled under Sections 365(c)(1), 365(c)(2) and 365(e)(2) of the Bankruptcy Law or equivalent provisions of the laws or regulations of any other jurisdiction with respect to any proceedings, or any successor provision of law of similar import, in the event of any Bankruptcy Event. Specifically, in the event that the trustee (or similar official) in a Bankruptcy Event or the debtor-in-possession takes any action (including the institution of any action, suit or other proceeding for the purpose of enforcing the rights of Borrower under this Agreement), Sponsor shall not assert any defense, claim or counterclaim denying liability hereunder on the basis that this Agreement is an executory contract or a "financial accommodation" that cannot be assumed, assigned or enforced or on any other theory directly or indirectly based on
Section 365(c)(1), 365(c)(2) or 365(e)(2) of the Bankruptcy Law, or equivalent provisions of the laws or regulations of any other jurisdiction with respect to any proceedings or any successor provision of law of similar import. If a Bankruptcy Event shall occur, Sponsor agrees, after the occurrence of the Bankruptcy Event, to reconfirm in writing, to the extent permitted by applicable Legal Requirements, its pre-petition waiver of any protection to which it may be entitled under Sections 365(c)(1), 365(c)(2) and 365(e)(2) of the Bankruptcy Law or equivalent provisions of the laws or regulations of any other jurisdiction with respect to proceedings and, to give effect to such waiver, Sponsor consents to the assumption and enforcement of each provision of this Agreement by the debtor-in-possession or Borrower's trustee in bankruptcy, as the case may be.

         3.4 No Commencement of Bankruptcy Proceedings. So long as the Credit Documents remain in effect, Sponsor shall not, without the prior written consent of Required Banks, commence, or join with any other Person in commencing, any bankruptcy, reorganization, or insolvency proceeding against any Affiliate Pledgor, the Member, Borrower or any other Portfolio Entity. The obligations of Sponsor under this Agreement shall not be altered, limited or affected by any proceeding, voluntary or involuntary, involving the bankruptcy, reorganization, insolvency, receivership, liquidation or arrangement of any Affiliate Pledgor, the Member, Borrower or any other Portfolio Entity, or by any defense which any Affiliate Pledgor, the Member, Borrower or any other Portfolio Entity may have by reason of any order, decree or decision of any court or administrative body resulting from any such proceeding.

         3.5 Grant of Security Interest; Actions by Administrative Agent. Sponsor hereby consents to the assignment by Borrower of all of its right, title and interest in, to and under this Agreement to Administrative Agent, for the benefit of the Secured Parties, pursuant to Borrower Security Agreement, dated as of the date hereof, by Borrower in favor of Administrative Agent. Sponsor agrees that Administrative Agent and any assignee thereof shall be entitled to enforce this Agreement in its own name and to exercise any and all rights of Borrower under this Agreement in accordance with the terms hereof (either in its own name or in the name of Borrower, as Administrative Agent may elect), and Sponsor and Borrower agree to comply and cooperate in all respects with such exercise. Without limiting the generality of the foregoing, Administrative Agent and any assignee thereof shall have the full right and power to enforce directly against Sponsor all obligations of Sponsor under this Agreement, and otherwise to exercise all remedies available to Borrower hereunder and to make all demands and give all notices (including any Sponsor Turbine Contribution Notice or any Completion Contribution Notice) and make all requests (either in its own name or in the name of Borrower, as Administrative Agent may elect) required or permitted to be made or given by Borrower under this Agreement, including the right to make demand for payment of Sponsor Equity Contributions pursuant to
Article 2 and to make a claim under the Equity Contribution Support Instrument, and Sponsor acknowledges and agrees that any such action taken by Administrative Agent shall be deemed effective for all purposes of this Agreement to the same extent as if such action had been taken directly by Borrower. If Sponsor shall receive inconsistent directions from Borrower and Administrative Agent, the directions of Administrative Agent shall be deemed the effective directions, and Sponsor shall accordingly comply with such directions of Administrative Agent.

         3.6 Set-Off. In addition to any rights now or hereafter granted under applicable Legal Requirements or otherwise, and not by way of limitation of any such rights, upon (a) the failure of Sponsor to make any Sponsor Equity Contribution as required hereunder, and (b) the failure of the issuer of the Equity Contribution Support Instrument to make such payment in accordance with its terms, Administrative Agent is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to Sponsor or to any other Person, any such notice being hereby expressly waived, to set-off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by any Secured Party (including by branches and agencies of each of the Secured Parties wherever located) to or for the credit or the account of Sponsor, against and on account of the obligations of Sponsor under this Agreement, irrespective of whether or not Administrative Agent shall have made any demand hereunder and although said obligations, or any of them, shall be contingent or unmatured.

                                   ARTICLE 4.
                       PURCHASE OF PARTICIPATING INTEREST

         4.1 Required Purchase of Participating Interest. If by reason of a Bankruptcy Event or any act of a Governmental Authority, (a) any Sponsor Equity Contribution due hereunder has not been deposited in the applicable account within five Banking Days after the date on which such amount is payable hereunder or has not been deposited in the applicable account within five Banking Days after demand shall have been made on the Equity Contribution Support Instrument hereunder, whichever is later, or (b) any Sponsor Equity Contribution theretofore deposited pursuant to Article 2 is rescinded or otherwise restored to Sponsor or the issuer of the Equity Support Instrument and five days have elapsed after the date that such Sponsor Equity Contribution was rescinded or otherwise restored (such Sponsor Equity Contribution, whether required but not made as provided in clause (a) or made and returned to Sponsor as provided in clause (b), being herein called the "Defaulted Payment"), Sponsor shall, within five days after demand upon Sponsor by Administrative Agent, purchase an undivided participating interest in each of the Loans which shall then be outstanding, as provided in the following sentence, in an aggregate principal amount equal to the amount of the Defaulted Payment. Sponsor's purchase of an undivided participating interest in such Loans shall be made pro rata among such Loans based on the respective outstanding principal amounts thereof. Sponsor shall effect its purchase of undivided participating interests in such Loans pursuant to this Section 4.1 by paying to Administrative Agent, for the account of the holders of such Loans, in immediately available funds in Dollars, the amount of the Defaulted Payment.

         4.2 Effect of Purchase of Participating Interest. Sponsor's purchase of an undivided participating interest in the Loans in the full amount (if any) required pursuant to Section 4.1 following a Defaulted Payment in respect of Sponsor Equity Contributions, shall satisfy Sponsor's obligation pursuant to
Section 2.1 to make Sponsor Equity Contributions to the extent of the amount of such Loans so purchased by Sponsor.

         4.3 Subordinate Nature of Participating Interest. Sponsor hereby agrees that its participating interest in the Loans purchased by it pursuant to Section
4.1 shall be subordinate in all respects to the interest in such Loans retained by the holders (other than Sponsor) thereof (the "Retained Interest"), so that all payments received or collected on account of such Loans and applied to the payment thereof, whether received or collected through repayment of such Loans by Borrower or through right of set-off with respect thereto or realization upon any collateral security therefor or otherwise, shall first be applied to the payment of the principal, interest, fees and other amounts then due (whether at its stated maturity, by acceleration or otherwise) on the Retained Interest until such principal, interest, fees and other amounts are paid in full, before any such payments are applied on account of Sponsor's participating interest in such Loans.

         4.4 Rights of Administrative Agent and Secured Parties. Notwithstanding the purchase and ownership by Sponsor of participating interests in the Loans, and notwithstanding the rights of participants under the Credit Agreement, Administrative Agent and, to the extent permitted, each Secured Party shall have the right, in its sole discretion in each instance and without any notice to Sponsor, (a) to agree to the modification or waiver of any of the terms of any of the Credit Documents or any other agreement or instrument relating thereto (but not to reduce any amount payable in respect of the portion of the Loans subject to participations purchased pursuant to Section 4.1), (b) to consent to any action or failure to act by Borrower, the Member, Sponsor or any Portfolio Entity or any other Person party to a Credit Document, and (c) to exercise or refrain from exercising any rights or remedies which Administrative Agent or any Secured Party may have under the Credit Documents or any other agreement or instrument relating thereto, including the right at any time to declare, or refrain from declaring, the Obligations due and payable upon the occurrence of any Event of Default, and to rescind and annul any such declaration, and to foreclose and sell or exercise any other remedy, or refrain from foreclosing and selling or exercising any other remedy, with respect to any collateral securing the Obligations. Neither Administrative Agent nor any Secured Party shall be liable to Sponsor for any error in judgment or for any action taken or omitted to be taken by it while Sponsor holds a participating interest in the Loans, except for its gross negligence or willful misconduct. Neither Administrative Agent nor any Secured Party shall have any duty or responsibility to provide Sponsor with any credit or other information concerning the affairs, financial condition or business of Borrower or any other party to a Credit Document which may come into their possession or the possession of any of their respective affiliates, or to notify Sponsor of any Project Default, Project Inchoate Default, Inchoate Default or Event of Default or any default by Borrower or any other Person under any of the Credit Documents.

         4.5 No Voting Rights. Without limiting the generality of the provisions of Section 4.4, in determining whether the required consent of Banks (or any portion thereof) has been obtained for all purposes under the Credit Documents, the participating interests in the Loans purchased by Sponsor pursuant to
Section 4.1 shall not be deemed to be outstanding.

         4.6 Obligations Unconditional. The obligation of Sponsor under this
Section 4 to purchase participating interests in the Loans is absolute and unconditional and shall not be affected by the occurrence of any Project Default, Project Inchoate Default, Inchoate Default or Event of Default or any other circumstance, including any circumstance of the nature described in
Section 2.4.

                                   ARTICLE 5.
                         REPRESENTATIONS AND WARRANTIES

                  Sponsor hereby represents and warrants to and in favor of Borrower, Administrative Agent and the other Secured Parties that, as of the Closing Date and as of each Equity Contribution Date:

         5.1 Corporate Existence and Business. Sponsor is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware. Sponsor is duly qualified, authorized to do business and in good standing in each other jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, except where such failure to be qualified, authorized or in good standing could not be reasonably expected to have a Borrower Material Adverse Effect or Sponsor Material Adverse Effect.

         5.2 Compliance with Law. Sponsor is in compliance with applicable Legal Requirements, except to the extent any non-compliance could not be reasonably expected to have a Borrower Material Adverse Effect or Sponsor Material Adverse Effect.

         5.3 Power and Authorization; Enforceable Obligations. Sponsor has all requisite corporate power and authority to execute, deliver and perform this Agreement and each other Credit Document to which it is a party and to take each action as may be necessary to consummate the transactions contemplated hereunder. Sponsor has duly authorized the execution, delivery and performance of this Agreement and each other Credit Document to which it is a party. This Agreement and each other Credit Document to which Sponsor is a party has been duly executed and delivered by Sponsor and constitutes, and each other Credit Document to which Sponsor is to become a party will, upon execution and delivery thereof by Sponsor and the other parties thereto (if any), constitute, a legal, valid and binding obligation of Sponsor enforceable against Sponsor in accordance with its terms, except to the extent that any enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization, or other similar laws affecting the enforcement of creditors' rights or by the effect of general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         5.4 No Consent. No consent or authorization of, filing with, or other act by or in respect of any other Person or any Governmental Authority or agency is required in connection with the execution, delivery or performance by Sponsor, or the validity or enforceability as to Sponsor, of this Agreement and each other Credit Document to which it is a party, except such consents or authorizations as have already been obtained or such consents or authorizations that the failure to obtain could not reasonably be expected to have a Borrower Material Adverse Effect or a Sponsor Material Adverse Effect.

         5.5 No Legal Bar. The execution, delivery and performance by Sponsor of this Agreement and each other Credit Document to which it is a party and the making by Sponsor of Sponsor Equity Contributions hereunder (a) will not violate or result in a default under any constituent document or any Legal Requirement applicable to or binding on Sponsor or any of its properties, (b) will not violate or result in a default under any material agreement or contract to which Sponsor is a party or bound by, except where such violation or default could not reasonably be expected to have a Borrower Material Adverse Effect or a Sponsor Material Adverse Effect or (c) will not result in or require the creation of any Lien (other than Permitted Liens) upon any of Sponsor's properties under any agreement or contract applicable to or binding on Sponsor or any of its properties.

         5.6 No Proceeding or Litigation. Except as set forth on Exhibit G-5 to the Credit Agreement, there are no pending, or the best knowledge of Sponsor, threatened actions or proceedings of any kind, including actions or proceeds of or before any Governmental Authority with respect to the transactions contemplated by this Agreement and the other Credit Documents, which, if adversely determined, could reasonably be expected to have a Borrower Material Adverse Effect or a Sponsor Material Adverse Effect.

         5.7 Financial Statements. In the case of each financial statement and accompanying information delivered by Sponsor (or by Borrower on its behalf) pursuant to the terms of the Credit Agreement and this Agreement, each such financial statement and information shall have been prepared in conformity with GAAP and fairly present, in all material respects, the financial position (on a consolidated and, where applicable, consolidating basis) of the Persons described in such financial statements as at the respective dates thereof and the results of operations and cash flows (on a consolidated and, where applicable, consolidating basis) of the Persons described therein for each of the periods then ended, subject, in the case of any such unaudited financial statements, to changes resulting from audit and normal year-end adjustments.

         5.8 Taxes. Sponsor has filed all United States federal tax returns, and all other tax returns, required to be filed and have paid all taxes due pursuant to such returns or pursuant to any assessment received by Sponsor, except such taxes, if any, as are being contested in good faith and for which adequate reserves have been provided. No notices of tax liens have been filed and no claims are being asserted concerning any such taxes, which liens or claims are material to the financial condition of Sponsor. The charges, accruals and reserves on the books of Sponsor for any taxes or other governmental charges are adequate.

         5.9 Full Disclosure. All information heretofore furnished by Sponsor to Administrative Agent, the Lead Arranger or any Bank for purposes of or in connection with the Credit Documents or any transaction contemplated thereby is, and all such information hereafter furnished by Sponsor to Administrative Agent, the Lead Arranger or any Bank will be, true and accurate in all material respects and not misleading on the date as of which such information is stated or certified.

         5.10 Credit Documents. Sponsor has reviewed and is familiar with the terms of the Credit Documents, and, to the best knowledge of Sponsor, Borrower has provided Sponsor with a copy of each Credit Document in existence as of such date.

         5.11 Regulatory Matters. Sponsor is not an investment company or a company controlled by an investment company, within the meaning of the Investment Company Act of 1940, as amended, and Sponsor is not, nor has Sponsor been determined by the Securities and Exchange Commission or any other Governmental Authority to be, subject to, or not exempt from, regulation under PUHCA or the FPA.

         5.12 Solvency Matters

                  5.12.1. Financial Information. Sponsor has established adequate means of obtaining financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of Borrower and the other Portfolio Entities and their respective properties on a continuing basis (including any amendments to any relevant Operative Document), and Sponsor now is and hereafter will be completely familiar with the businesses, operations and condition (financial and otherwise) of Borrower and the other Portfolio Entities and their respective properties.

                  5.12.2. Insolvency.

                         (a) After giving effect to the transactions
contemplated by this Agreement and the contingent obligations evidenced hereby, Sponsor is not, on either an unconsolidated basis or a consolidated basis, insolvent as such term is used or defined in any applicable Bankruptcy Law, and Sponsor has and will have assets which, fairly valued, exceeds its indebtedness, liabilities or obligations.

                         (b) Sponsor is not executing this Agreement with any
intention to hinder, delay or defraud any present or future creditor or creditors of Sponsor.

                         (c) Sponsor is not engaged in any business or
transaction which, after giving effect to the transactions contemplated by this Agreement, will leave Sponsor with unreasonably small capital or assets which are unreasonably small in relation to the business or transactions engaged by Sponsor, and Sponsor does not intend to engage in any such business or transaction.

                         (d) Sponsor does not intend to incur, nor does Sponsor
believe that it will incur, debts beyond Sponsor's ability to repay such debts as they mature.

                                   ARTICLE 6.
                                    COVENANTS

                  Sponsor hereby covenants and agrees for the benefit of Borrower, Administrative Agent and the other Secured Parties that:

         6.1 Maintenance of Corporate Existence. Subject to the proviso contained in Section 6.2, Sponsor will at all times do, or cause to be done, all things necessary to preserve and maintain its corporate existence, franchises, rights and privileges in each jurisdiction in which the conduct of its business so requires, except where loss of any such franchises, rights or privileges could not reasonably be expected to have a Borrower Material Adverse Effect or a Sponsor Material Adverse Effect.

         6.2 Restrictions on Consolidations and Mergers. Sponsor shall not consolidate or merge with or into another Person or sell, convey, transfer or lease its properties and assets substantially as an entirety to any Person, and Sponsor shall not permit any Person to consolidate with or merge into Sponsor, unless: (a) immediately prior to and immediately following such consolidation, merger, sale, conveyance, transfer or lease, and after giving effect thereto, no Inchoate Default or Event or Default shall have occurred and be continuing; and
(b) (i) Sponsor is the surviving or continuing corporation, or (ii) the surviving or continuing corporation that acquires Sponsor by sale, conveyance, transfer or lease (A) has a Rating equal to or better than the Rating of Sponsor in effect prior to and after giving effect to such consolidation or merger, (B) has a Rating of at least "BBB-" by S&P and "Baa3" by Moody's, (C) is incorporated in the United States and (D) specifically assumes in writing (such written assumption to be in form and substance reasonably satisfactory to Administrative Agent) all obligations of Sponsor hereunder and under each other Credit Document to which Sponsor is a party.

         6.3 Notice of Sponsor Material Adverse Effect. Promptly, and in any event within 15 Banking Days after any Responsible Officer of Sponsor obtains knowledge thereof, Sponsor shall give to Administrative Agent notice of the occurrence of any event, any litigation or governmental proceeding affecting or pending against Sponsor or any of its Affiliates which has had, or could reasonably be expected to have, a Sponsor Material Adverse Effect.

         6.4 Compliance with Laws. Sponsor shall comply, or cause compliance, in all material respects, with all Legal Requirements relating to Sponsor, except where such non-compliance could not reasonably be expected to have a Borrower Material Adverse Effect or a Sponsor Material Adverse Effect.

         6.5 Taxes. Sponsor shall duly pay and discharge all taxes, rates, assessments, fees and governmental charges upon or against it or against its properties, in each case before the same becomes delinquent and before penalties accrue thereon, unless and to the extent that the same is being contested in good faith by appropriate proceedings and reserves in conformity with GAAP have been provided therefor on the books of Sponsor.

         6.6 Insurance. Sponsor shall insure, and keep insured with good and responsible insurance companies, all insurable property owned by it of a character usually insured by companies similarly situated and operating like property. To the extent usually insured (subject to self-insured retentions) by companies similarly situated and conducting similar businesses, Sponsor will also insure employers' and public and product liability risks with good and responsible insurance companies. Sponsor shall upon request of Administrative Agent furnish to Administrative Agent a summary setting forth the nature and extent of the insurance maintained pursuant to this Section.

         6.7 Ranking. Sponsor shall cause its obligations hereunder to at all times rank at least pari passu with all other senior unsecured obligations of Sponsor.

         6.8 Further Assurances. Sponsor shall promptly provide Administrative Agent with such information and other documents that it may reasonably request.

         6.9 Consolidated Net Worth. Sponsor shall at all times cause its Consolidated Net Worth to be equal to or greater than the Minimum Consolidated Net Worth.

         6.10 Indebtedness to Consolidated Capitalization. Sponsor shall at the end of each of its fiscal quarters maintain a ratio of its Indebtedness to Consolidated Capitalization of not more than 0.68 to 1.00, provided that for not more than two consecutive months in any six month period (any such two month period being referred to herein as a "Non-Conforming Period"), the ratio of Sponsor's Indebtedness to Consolidated Capitalization may increase to not more than 0.72 to 1.00 so long as Sponsor delivers to Administrative Agent within 30 days after the end of any such Non-Conforming Period written affirmation from Moody's and S&P that the respective Ratings which were in effect prior to such Non-Conforming Period remains in effect and that Sponsor has not been placed in any "credit-watch with negative implications" or similar type of category. For purposes of this covenant, only 50% of any Indebtedness of Sponsor constituting Performance Guarantees of obligations of the Sponsor's Affiliates shall be deemed Indebtedness, provided that if any demand has been made on such guarantee, the full amount of such guarantee shall be included in calculating Indebtedness.

         6.11 Financial and Other Information.

                  6.11.1. Sponsor shall cause Borrower to deliver to Administrative Agent, in form and detail reasonably satisfactory to Administrative Agent, each of the financial statements and related information and documentation provided for and described in Sections 5.4(a) and (b) of the Credit Agreement.

                  6.11.2. Concurrently with the delivery of each of the financial statements referred to in Section 6.11.1, Sponsor shall deliver to Administrative Agent an officer's certificate, in form reasonably satisfactory to Administrative Agent, executed by the chief financial officer, treasurer, assistant chief financial officer or assistant treasurer of Sponsor (a) stating that such officer, on behalf of Sponsor, has reviewed the terms of this Agreement and has made, or caused to be made under its supervision, a review in reasonable detail of the transactions and condition of Sponsor during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that such officer does not have knowledge of the existence as at the date of such officer's certificate, of any condition or event that constitutes a default hereunder, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action Sponsor has taken, is taking and proposes to take with respect thereto and (b) demonstrating in reasonable detail compliance during and at the end of the applicable accounting periods with the covenants contained in Sections 6.9, 6.10 and 6.12.

                  6.11.3. Promptly, and in any event within five Banking Days after the execution and delivery thereof, Sponsor shall deliver to Administrative Agent a copy of the NRG Corporate Credit Documents, each amendment, supplement or other modification thereto and each other document referred to in Section 6.12.

                  6.11.4. Without limiting anything set forth in Section 5.3.1 of the Credit Agreement, Sponsor shall deliver to Administrative Agent within 15 days after the end of each quarter a report setting forth in reasonable detail the status of each of the actions or proceedings set forth in Exhibit G-5 to the Credit Agreement as of the Closing Date. Furthermore, Sponsor shall provide to Administrative Agent such other information in respect of such actions or proceedings as Administrative Agent may reasonably request from time to time.

         6.12 Additional Financial Covenants. Sponsor shall perform, comply with and be bound by all of the agreements, covenants and obligations contained in the NRG Corporate Credit Documents which (a) measure the actual or prospective financial condition of Sponsor (i.e., so-called financial or maintenance covenants) and (b) are expressly applicable to Sponsor or its properties, each such agreement, covenant and obligation contained in the NRG Corporate Credit Documents and all other terms of the agreements and other documents to which reference is made therein, together with all related definitions and ancillary provisions, all of which being hereby incorporated into this Agreement by reference as though specifically set forth herein.

         6.13 Prohibition on Incurrence of Indebtedness and Liens. Sponsor shall cause each of the Portfolio Entities to perform, comply with and be bound by all of the agreements, covenants and obligations contained in any Credit Document to which any such Portfolio Entity is a party which limit, constrain, govern or directly relate to any such Portfolio Entity's ability to (a) create, assume or suffer to exist any Lien (except Permitted Liens) or (b) create, assume or permit to exist any Debt (except Permitted Debt), including Sections 6.2 and 6.3 of the Credit Agreement and Sections 5.2 and 5.3 of the applicable Project Owner Guaranty.

         6.14 Negative Pledge. Sponsor shall not permit the creation, assumption or incurrence of any Lien (other than a Permitted Lien of the nature described in clause (b) or (d) of the definition thereof) upon any of the ownership interests in any Person which directly owns any portion of the Batesville Expansion Project, the Hardee Project, the Nelson Project or the Pike Project (other than any Lien which is created, assumed or incurred pursuant to the Collateral Documents); provided, that if Sponsor creates, assumes or incurs (or permits the creation, assumption or incurrence of) any Lien in respect of the Batesville Expansion Project, the Hardee Project, the Nelson Project or the Pike Project which is not permitted pursuant to the terms of the preceding sentence, and such unpermitted Lien is not discharged or removed within 10 Banking Days of the date of any such creation, assumption or incurrence, then (a) such affected Identified Project shall not become an Approved Project under the terms of the Credit Documents (a "Disqualified Project") and (b) the then current Cash Equity Credit shall be decreased by (i) $11,250,000 if such Disqualified Project is the Batesville Expansion Project, (ii) $18,750,000 if such Disqualified Project is the Hardee Project, (iii) $190,000,000 if such Disqualified Project is the Nelson Project and (iv) $180,000,000 if such Disqualified Project is the Pike Project. Sponsor hereby agrees to promptly give Administrative Agent written notice of any event or circumstance which results in any such Identified Project becoming a Disqualified Project.

                                   ARTICLE 7.
                                  MISCELLANEOUS

         7.1 No Waiver; Separate Causes of Action. No delay or omission to exercise any right, power or remedy accruing to Borrower or Administrative Agent upon the occurrence of any breach or default of Sponsor under this Agreement or any other Credit Document to which it is a party shall impair any such right, power or remedy of Borrower or Administrative Agent, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any other breach or default under this Agreement or any other Credit Document be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of Borrower or Administrative Agent of any breach or default under this Agreement or any other Credit Document, or any waiver on the part of Borrower, Secured Parties or Administrative Agent of any provision or condition of this Agreement, must be in writing and shall be effective only to the extent in such writing specifically set forth. Each and every default by Sponsor in payment hereunder shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises.

         7.2 Remedies Cumulative. Each and every right and remedy of Administrative Agent hereunder shall be cumulative and shall be in addition to any other right or remedy given hereunder or under the Credit Documents now or hereafter existing at law or in equity or by statute.

         7.3 Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         7.4 Headings. Article and Section headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such article and section headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

         7.5 Succession. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that neither Sponsor nor Borrower may assign or otherwise transfer any of its rights or obligations hereunder (other than the assignment by Borrower in favor of Administrative Agent pursuant to the terms of the Collateral Documents or this Agreement) without the prior written consent of Administrative Agent (which consent may be withheld in its sole discretion and which consent may be granted only with the approval of all of the Banks).

         7.6 Amendments, Etc. This Agreement may not be amended, modified or supplemented, except in a writing signed by each of the parties hereto and otherwise in accordance with the provisions of Section 11.5 of the Credit Agreement.

         7.7 Governing Law. This Agreement, and any instrument or agreement required hereunder (to the extent not otherwise expressly provided for therein), shall be governed by, and construed under, the laws of the State of New York, without reference to conflicts of laws (other than Section 5-1401 of the New York General Obligations Law).

         7.8 Payments. All amounts required to be paid by Sponsor hereunder shall be paid in Dollars without set-off or counterclaim in immediately available funds.

         7.9 Expenses. Sponsor agrees to pay on demand to Administrative Agent all costs and expenses incurred by Administrative Agent (including the reasonable fees and disbursements of counsel) incident to its enforcement, protection or preservation of any of its rights or claims (or the rights or claims of any other Secured Party) under this Agreement.

         7.10 Notices. Any communications between the parties hereto or notices provided herein to be given may be given to the following addresses:

If to Administrative Agent:   Credit Suisse First Boston, New York Branch
                              Eleven Madison Avenue
                              New York, New York  10010-3629
                              Attn:  Vice President - Project Finance - CPG
                              Telephone No.: (212) 325-5813
                              Telecopy No.:  (212) 325-8321

                              and

                              Credit Suisse First Boston, New York Branch
                              Eleven Madison Avenue
                              New York, New York  10010-3629
                              Attn:  Department Manager - Agency Group
                              Telephone No.: (212) 325-9940
                              Telecopy No.:  (212) 325-8304

If to Borrower:               NRG Finance Company I LLC
                              901 Marquette Avenue
                              Suite 2300
                              Minneapolis, Minnesota  55402
                              Attn: General Counsel
                              Telephone No. (612) 373-5300
                              Telecopy No.: (612) 373-5392


If to Sponsor:                NRG Energy, Inc.
                              901 Marquette Avenue
                              Suite 2300
                              Minneapolis, Minnesota  55402
                              Attn: General Counsel
                              Telephone No.: (612) 373-5300
                              Telecopy No.:  (612) 373-5392


All notices or other communications required or permitted to be given hereunder shall be in writing and shall be considered as properly given (a) if delivered in person, (b) if sent by overnight delivery service (including Federal Express, UPS, ETA, Emery, DHL, AirBorne and other similar overnight delivery services),
(c) in the event overnight delivery services are not readily available, if mailed by first class United States Mail, postage prepaid, registered or certified with return receipt requested, (d) if sent by prepaid telegram or by telecopy or (e) other electronic means (including electronic mail) confirmed by telecopy or telephone. Notice so given shall be effective upon receipt by the addressee, except that communication or notice so transmitted by telecopy or other direct electronic means shall be deemed to have been validly and effectively given on the day (if a Banking Day and, if not, on the next following Banking Day) on which it is transmitted if transmitted before 4:00 p.m., recipient's time, and if transmitted after that time, on the next following Banking Day; provided, however, that if any notice is tendered to an addressee and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender. Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by giving of 30 days' notice to the other parties in the manner set forth hereinabove.

         7.11 Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

         7.12 Submission to Jurisdiction. Administrative Agent, Sponsor and Borrower agree that any legal action or proceeding by or against Borrower or Sponsor or with respect to or arising out of this Agreement may be brought in or removed to the courts of the State of New York, in and for the County of New York, or of the United States of America for the Southern District of New York, as Administrative Agent may elect. By execution and delivery of the Agreement, Administrative Agent, Sponsor and Borrower accept, for themselves and in respect of their property, generally and unconditionally, the jurisdiction of the aforesaid courts. Administrative Agent, Sponsor and Borrower irrevocably consent to the service of process out of any of the aforementioned courts in any manner permitted by Legal Requirements. Administrative Agent, Sponsor and Borrower hereby waive any right to stay or dismiss any action or proceeding under or in connection with this Agreement or any other Credit Document brought before the foregoing courts on the basis of forum non-conveniens.

         7.13 Waiver of Jury Trial. BORROWER, ADMINISTRATIVE AGENT AND SPONSOR HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT, OR ANY COURSE OR CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF ADMINISTRATIVE AGENT, SPONSOR OR BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO THIS AGREEMENT.

         7.14 Limitation of Liability. Except as may be specifically provided in this Agreement or in any other Credit Document to which it is a party, and except for any liabilities and obligations expressly assumed by Sponsor pursuant to the terms of this Agreement or any other Credit Document to which it is a party, neither Administrative Agent nor any other Secured Party shall have any recourse to Sponsor in respect of the obligations of Borrower or any other Portfolio Entity under the Credit Documents.

         7.15 Third Party Rights. Except to the extent set forth in Section 3.5, nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon, or give to any Person (other than Borrower, Sponsor, Administrative Agent and the Secured Parties) any security, rights, remedies or claims, legal or equitable, under or by reason hereof, or any covenant or condition hereof; and this Agreement and the covenants and agreements herein contained are and shall be held to be for the sole and exclusive benefit of Borrower, Sponsor, Administrative Agent and the Secured Parties.

         7.16 Survival of Obligations. All representations, warranties, covenants and agreements made herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the parties hereto and shall survive the execution and delivery of this Agreement, the termination of this Agreement and the making of the Sponsor Equity Contributions. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Sponsor set forth in Sections 3.1 and 7.9 shall survive the making of the Sponsor Equity Contributions and the termination of this Agreement.

         7.17 Scope of Liability. Notwithstanding anything herein to the contrary, recourse against Sponsor and its stockholders, officers, directors and employees under this Agreement shall be limited to the extent provided in
Article 8 of the Credit Agreement. Without limiting the foregoing, but subject to Section 2.1.3(b), Sponsor's sole liability for failure to comply with the provisions of (a) Section 6.13(a) shall be limited to the payment of all amounts necessary to discharge or remove any Lien which is not permitted pursuant to the terms of such Section and any all costs and expenses reasonably incidental thereto, (b) Section 6.13(b) shall be limited to the payment of all amounts necessary to repay or prepay any Debt which is not permitted pursuant to the terms of such Section in full and any all costs and expenses reasonably incidental thereto, and (c) Section 6.14 shall be limited to deeming the affected Identified Project a "Disqualifed Project" and reducing the amount of the then current Cash Equity Credit, as all more particularly described in the proviso set forth in such Section.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, intending to be legally bound, have caused this NRG Energy Equity Undertaking to be duly executed and delivered as of the date first above written.

                                       NRG FINANCE COMPANY I LLC,
                                            as Borrower

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       NRG ENERGY, INC.,
                                            as Sponsor

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       CREDIT SUISSE FIRST BOSTON, NEW YORK
                                       BRANCH, as Administrative Agent

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:





                                       S-1

                            [NRG Equity Undertaking]

                                                                       Exhibit A
                                                to NRG Energy Equity Undertaking


                            FORM OF LETTER OF CREDIT


                                           Issuance Date: ________ __, ___

                                           Letter of Credit No.:

                                           Applicant:

                                           [SPONSOR--ACCOUNT PARTY]

                                           Stated Amount:

                                           Stated Amount in Words:

Beneficiary:


[____________________],
   as Administrative Agent

_______________________
_______________________

Ladies and Gentlemen:

         We hereby issue in your favor our irrevocable letter of credit (this "Letter of Credit") for the account of [___________] for a sum not exceeding [__________________________________] U.S. DOLLARS (US $[____________]) (the
"Stated Amount"), which shall be available at the times and on the conditions set forth herein against presentation of your sight draft accompanied by a signed certificate in the form attached as Annex A hereto, appropriately completed.

         Presentation of such draft and certificate shall be made at our office located at [________] Attn: [_______], Telephone (___) ___-____, Fax (___)
___-____ (or at any other office in the City of New York which may be designated by us by written notice delivered to you at the address specified herein) either by physical delivery of such documents or by facsimile transmission of such draft and certificate (which facsimile transmission shall be confirmed forthwith by the immediate delivery of the original documents to us on or before next Banking Day (as defined below)). Upon such presentation, the payment of a drawing shall be made in accordance with the terms herein. Our only obligation with regard to a drawing under this Letter of Credit shall be to examine the draft and certificate and to pay in accordance therewith, and we shall not be obligated to make any inquiry in connection with the presentation of the draft and certificate.

         If the requisite draft and certificate are presented to us purportedly by your duly authorized officer at or prior to 11:00 a.m. New York time on a Banking Day, and provided that such drawing and the certificate presented in connection therewith conform to the terms and conditions hereof, payment of the amount specified shall be made to your purportedly duly authorized officer, or to such other person purportedly designated in a written notice to us purportedly signed by you, in immediately available funds, on the next Banking Day. If a drawing is made hereunder after 11:00 a.m. New York time on a Banking Day, and provided that such drawing and the certificate presented in connection therewith conform to the terms and conditions hereof, payment of the amount specified shall be made to you (or such other designated person, as provided above), in immediately available funds, not later than 11:00 a.m., New York time on the second succeeding Banking Day. If a demand for payment purportedly made by you hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, we shall give you prompt notice thereof, stating the reasons therefor and that we will upon your instructions hold any documents at your disposal or return the same to you. Upon being notified that the demand for payment was not effected in conformity with this Letter of Credit, you may attempt to correct any such non-conforming demand.

         This irrevocable Letter of Credit No. __________ is effective immediately and expires at the close of banking business at our offices in New York, on the Expiration Date (as defined below); provided, that if the Expiration Date would otherwise occur on a date that is not a Banking Day, the Expiration Date shall automatically be extended to the next Banking Day. All drawings under this Letter of Credit will be paid with our own funds.

         Only you may make a drawing under this Letter of Credit. Multiple drawings may be made under this Letter of Credit. Drawings hereunder shall not, in the aggregate, exceed the original Stated Amount. Each drawing under this Letter of Credit shall reduce the Stated Amount by the amount drawn. In addition, upon the delivery to us of a certificate in the form of Annex B hereto, approximately completed, the Stated Amount shall be reduced as set forth in such certificate.

         This Letter of Credit shall terminate on the date (the "Expiration Date") which is the earlier of (a) the date on which the Stated Amount is reduced to zero pursuant to the preceding paragraph of this Letter of Credit,
(b) the date we receive a certificate purportedly signed by an officer of each of you and NRG Energy, Inc. in the form of Annex C, and (c) [INSERT OTHER EXPIRATION EVENTS, TO THE EXTENT APPLICABLE]. After termination, the original of this Letter of Credit shall be delivered to us by overnight courier for cancellation.

         Communications with respect to this Letter of Credit shall be in writing and shall be addressed to us at [_______________], Attn.: [_____], Telephone (___) ___-____, Fax (___) ___-____, specifically referring therein to this Letter of Credit by number.

         As used herein "Banking Day" shall mean any day on which commercial banks in the City of New York are open for the purpose of conducting a commercial banking business.

         This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein, other than the certificates referred to herein, and any such reference shall not be deemed to incorporate herein by reference any documents, instruments or agreement except for such certificates.

         This Letter of Credit shall be subject to the provisions (to the extent that such provisions are not inconsistent with the Letter of Credit) of the Uniform Customs and Practice for Documentary Credits, 1993 Revision, International Chamber of Commerce Publication No. 500. To the extent that the provisions of this Letter of Credit are not covered by such Uniform Customs and Practice, this Letter of Credit shall be governed by, and enforced and construed in accordance with, the laws of the State of New York, without reference to conflicts of laws (other than Section 5-1401 of the New York General Obligations
Law).

                                        Very truly yours,


                                        [NAME OF INSTITUTION]




                                        By: _____________________________
                                             Name:
                                             Title:

                                        [ADDRESS]
                                        Telephone: (___) ___-____
                                        Fax: (___) ___-____

                                                                         ANNEX A
                                                             TO LETTER OF CREDIT


                        [FORM OF CERTIFICATE FOR DRAWING]

                                                       Date:____________ __, ___

To: [NAME OF INSTITUTION]
     [______________________]
     [______________________]
     Attention:______________

         Re:  Irrevocable Letter of Credit No. ___________

         The undersigned, a duly authorized officer of Credit Suisse First Boston, acting through its New York Branch, as Administrative Agent (in such capacity, "Administrative Agent"), hereby certifies to [NAME OF INSTITUTION] with reference to Irrevocable Letter of Credit No. _______ (as amended, supplemented or otherwise modified from time to time, the "Letter of Credit") that:

                  1. The undersigned is duly authorized to execute and deliver this certificate on behalf of Administrative Agent;

                  2. Pursuant to the provisions of Section 2.1 of the NRG Energy Equity Undertaking, dated as of May 8, 2001 (as heretofore amended, amended and restated, supplemented or otherwise modified, the "Equity Undertaking"), among Administrative Agent, NRG Energy, Inc. and NRG Finance Company I LLC, payment of a Sponsor Equity Contribution (as defined in the Equity Undertaking) in the amount of $____________ (U.S.) is due and payable and has not been paid;

                  3. Administrative Agent hereby makes a demand against the Letter of Credit by Administrative Agent's presentation of this certificate for payment of $__________ (U.S.), which amount is not in excess of the Stated Amount (as defined in the Letter of Credit); [AND]

                  4. You are hereby directed to make payment of the requested drawing to [INSERT APPLICABLE PAYMENT INSTRUCTIONS]; [AND]

                  [5. WE HAVE THIS DAY CAUSED THE LETTER OF CREDIT TO BE DEPOSITED WITH AN OVERNIGHT COURIER SERVICE FOR DELIVERY TO YOU WITHIN THREE BANKING DAYS.] [TO BE INCLUDED IF DRAWING IS FOR FULL STATED AMOUNT OF LETTER OF CREDIT]



                                     Very truly yours,

                                     CREDIT SUISSE FIRST BOSTON, NEW YORK
                                     BRANCH, as Administrative Agent


                                     By:______________________________________
                                        Name:
                                        Title:

                                     By:______________________________________
                                        Name:
                                        Title:

                                                                         ANNEX B
                                                             TO LETTER OF CREDIT

                                                    Date:______________ __, ____

To: [NAME OF INSTITUTION]
    [______________________]
    [______________________]
    Attention:______________



         Re:  Irrevocable Letter of Credit No. ___________

         The undersigned, a duly authorized officer Credit Suisse First Boston, acting through its New York Branch, as Administrative Agent (in such capacity, "Administrative Agent"), hereby certifies to _________________ with reference to Irrevocable Letter of Credit No. _______ (the "Letter of Credit") that:

                  1. The undersigned is duly authorized to execute and deliver this certificate on behalf of Administrative Agent;

                  2. As of the date hereof, the Stated Amount of the Letter of Credit equals $________;

                  3. Pursuant to the provisions of Section 2.1 of the NRG Energy Equity Undertaking, dated as of May 8, 2001 (as heretofore amended, amended and restated, supplemented or otherwise modified, the "Equity Undertaking"), among Administrative Agent, NRG Energy, Inc. ("Sponsor") and NRG Finance Company I LLC, payment of a Sponsor Equity Contribution (as defined in the Equity Undertaking) in the amount of $____________ (U.S.) has been paid by Sponsor to Administrative Agent (the "Paid Contribution"); and

                  4. The Stated Amount of the Letter of Credit is hereby reduced by an amount equal to [THE PAID CONTRIBUTION] [INSERT OTHER AMOUNT WHICH, AFTER GIVING EFFECT TO ANY SUCH REDUCTION, REDUCES THE AMOUNT AVAILABLE TO BE DRAWN UNDER THE LETTER OF CREDIT TO AN AMOUNT GREATER THAN OR EQUAL TO THE AGGREGATE AMOUNT OF SPONSOR EQUITY CONTRIBUTIONS REMAINING TO BE PAID UNDER THE EQUITY UNDERTAKING], and the Stated Amount of the Letter of Credit, after giving effect to such reduction, shall be $_______.

                                           Very truly yours,

                                           CREDIT SUISSE FIRST BOSTON, NEW YORK
                                           BRANCH, as Administrative Agent


                                           By:__________________________________
                                              Name:
                                              Title:

                                           By:__________________________________
                                              Name:
                                              Title:

                                                                         ANNEX C
                                                             TO LETTER OF CREDIT

                                                    Date:______________ __, ____

To: [NAME OF INSTITUTION]
    [______________________]
    [______________________]
    ATTENTION:______________


         Re:  Irrevocable Letter of Credit No. ___________

         The undersigned, a duly authorized officer of Credit Suisse First Boston, acting through its New York Branch, as Administrative Agent, and NRG Energy, Inc. ("Sponsor"), respectively, hereby certify to [_________________________] with reference to Irrevocable Letter of Credit No. _______ (the "Letter of Credit"), that in accordance with the terms of the NRG Energy Equity Undertaking, dated as of May 8, 2001 (as heretofore amended, amended and restated, supplemented or otherwise modified, the "Equity Undertaking"), among Administrative Agent, Sponsor and NRG Finance Company I LLC, Sponsor has satisfied all of its obligations under the Equity Undertaking, no other obligations of Sponsor under the Equity Undertaking will exist during the remaining term of the Equity Undertaking and, accordingly, the Letter of Credit is to be terminated.



                                       Very truly yours,

                                       CREDIT SUISSE FIRST BOSTON, NEW YORK
                                       BRANCH, as Administrative Agent


                                       By:______________________________________
                                          Name:
                                          Title:



                                       By:______________________________________
                                          Name:
                                          Title:

                                       NRG ENERGY, INC.


                                       By:______________________________________
                                          Name:
                                          Title:

                                                                       EXHIBIT B
                                                to NRG Energy Equity Undertaking

                   FORM OF SPONSOR TURBINE CONTRIBUTION NOTICE

                                                       Date: ___________ __, ___

To:    NRG Energy, Inc.
       901 Marquette Avenue
       Suite 2300
       Minneapolis, Minnesota  55402
       Attention: General Counsel
       Telecopy No.: (612) 373-5392

cc:  Credit Suisse First Boston, New York Branch
     Eleven Madison Avenue
     New York, New York  10010-3629
     Attn:  Vice President - Project Finance - CPG
     Telephone No.: (212) 325-5813
     Telecopy No.:  (212) 325-8321

     and

     Credit Suisse First Boston, New York Branch
     Eleven Madison Avenue
     New York, New York  10010-3629
     Attn:  Department Manager - Agency Group
     Telecopy No.:  (212) 325-8304

         Re:      Request for Cash Equity Contribution

                  Reference is hereby made to the NRG Energy Equity Undertaking, dated as of May 8, 2001 (as heretofore amended, amended and restated, supplemented or otherwise modified, the "Equity Undertaking"), by and among NRG Finance Company I LLC ("we"), you, as Sponsor, and Credit Suisse First Boston, acting through its New York Branch, as Administrative Agent, and the Credit Agreement referred to therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Equity Undertaking.

                  Pursuant to the provisions of Section 2.1.4 of the Equity Undertaking, we hereby request that you make a Turbine Funding Contribution in the amount of $[_________] by depositing, or causing the deposit of such amount, into the Working Capital Sub-Account located at [INSERT PAYMENT INSTRUCTIONS], within [INSERT DATE WHICH IS NO MORE THAN FIVE BANKING DAYS FROM THE DATE HEREOF] Banking Days of the date hereof.

                  We hereby certify to you that the conditions to the making of the requested Turbine Funding Contribution contained in Section 2.1.4 of the Equity Undertaking have been satisfied and, to our knowledge, the amount of the requested Turbine Funding Contribution is accurate and proper.

                  This Notice shall be construed as a part of the Equity Undertaking and any breach of this Notice by Sponsor shall be deemed to be a breach thereunder.

                  [ALTERNATIVELY, ADMINISTRATIVE AGENT MAY SUBMIT A NOTICE IN SIMILAR FORM AND SUBSTANCE ON BEHALF OF BORROWER, AS PROVIDED IN SECTION 3.5 OF THE NRG ENERGY EQUITY UNDERTAKING]

                                      Very truly yours,




                                      NRG Finance Company I LLC, as Borrower


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                                                       EXHIBIT C
                                                to NRG Energy Equity Undertaking

                     FORM OF COMPLETION CONTRIBUTION NOTICE

                                                       Date: ___________ __, ___

To:    NRG Energy, Inc.
       901 Marquette Avenue
       Suite 2300
       Minneapolis, Minnesota  55402
       Attention: General Counsel
       Telecopy No.: (612) 373-5392

cc:  Credit Suisse First Boston, New York Branch
     Eleven Madison Avenue
     New York, New York  10010-3629
     Attn:  Vice President - Project Finance - CPG
     Telephone No.: (212) 325-5813
     Telecopy No.:  (212) 325-8321

     and

     Credit Suisse First Boston, New York Branch
     Eleven Madison Avenue
     New York, New York  10010-3629
     Attn:  Department Manager - Agency Group
     Telecopy No.:  (212) 325-8304

         Re:      Request for Cash Equity Contribution

                  Reference is hereby made to the NRG Energy Equity Undertaking, dated as of May 8, 2001 (as heretofore amended, amended and restated, supplemented or otherwise modified, the "Equity Undertaking"), by and among NRG Finance Company I LLC ("we"), you, as Sponsor, and Credit Suisse First Boston, acting through its New York Branch, as Administrative Agent, and the Credit Agreement referred to therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Equity Undertaking.

                  Pursuant to the provisions of Section 2.1.7 of the Equity Undertaking, we hereby request that you make a Completion Funding Contribution in the amount of $[_________] by depositing, or causing the deposit of such amount, into the Development Sub-Account located at [INSERT PAYMENT INSTRUCTIONS], within [INSERT DATE WHICH IS NO MORE THAN FIVE BANKING DAYS FROM THE DATE HEREOF] Banking Days of the date hereof.

                  We hereby certify to you that the conditions to the making of the requested Completion Funding Contribution contained in Section 2.1.7 of the Equity Undertaking have been satisfied and, to our knowledge, the amount of the requested Completion Funding Contribution is accurate and proper.

                  This Notice shall be construed as a part of the Equity Undertaking and any breach of this Notice by Sponsor shall be deemed to be a breach thereunder.

                  [ALTERNATIVELY, ADMINISTRATIVE AGENT MAY SUBMIT A NOTICE IN SIMILAR FORM AND SUBSTANCE ON BEHALF OF BORROWER, AS PROVIDED IN SECTION 3.5 OF THE NRG ENERGY EQUITY UNDERTAKING]

                                       Very truly yours,


                                       NRG Finance Company I LLC, as Borrower


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT D
                                                to NRG Energy Equity Undertaking

                  FORM OF COMMITTED EQUITY FUNDS ACKNOWLEDGMENT

                                                       Date: ___________ __, ___

To:    NRG Energy, Inc.
       901 Marquette Avenue
       Suite 2300
       Minneapolis, Minnesota  55402
       Attention: General Counsel
       Telecopy No.: (612) 373-5392

      [INSERT NAME OF PROJECT OWNER]
      ___________________
      ___________________
      Attention: ________________
      Telecopy No.:  ____________

cc:  Credit Suisse First Boston, New York Branch
     Eleven Madison Avenue
     New York, New York  10010-3629
     Attn:  Vice President - Project Finance - CPG
     Telephone No.: (212) 325-5813
     Telecopy No.:  (212) 325-8321

     and

     Credit Suisse First Boston, New York Branch
     Eleven Madison Avenue
     New York, New York  10010-3629
     Attn:  Department Manager - Agency Group
     Telecopy No.:  (212) 325-8304

         Re:      Commitment to Make Equity Contribution

                  Reference is hereby made to the NRG Energy Equity Undertaking, dated as of May 8, 2001 (as heretofore amended, amended and restated, supplemented or otherwise modified, the "Equity Undertaking"), by and among NRG Finance Company I LLC ("Borrower"), NRG Energy, Inc., as Sponsor, and Credit Suisse First Boston, acting through its New York Branch, as Administrative Agent, and the Credit Agreement referred to therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Equity Undertaking.

                  Pursuant to the provisions of Section 2.1.8 of the Equity Undertaking, we hereby unconditionally commit (the "Commitment") to make a Contribution to [INSERT NAME OF PROJECT OWNER] ("Project Owner") (for the benefit of Secured Parties, Borrower and Project Owner) in the amount of $[_________] by depositing, or causing the deposit of such amount, into the Development Sub-Account located at [INSERT PAYMENT INSTRUCTIONS], all in accordance with Section 2.1.8 of the Equity Agreement. The Commitment shall be irrevocable unless otherwise agreed in writing by Borrower, the Project Owner and Administrative Agent (which agreement may be withheld in each such Person's sole discretion).

                  We hereby acknowledge that Administrative Agent and any assignee thereof shall have the full right and power to enforce directly against Sponsor all obligations of Sponsor hereunder and to make all demands and make all requests (either in its own name or in the name of Borrower or Project Owner, as Administrative Agent may elect) for payment of the Contributions described in this Committed Equity Funds Acknowledgment.

                  This Committed Equity Funds Acknowledgment shall be construed as a part of the Equity Undertaking and any breach of this Committed Equity Funds Acknowledgment by Sponsor shall be deemed to be a breach thereunder.

                                         Very truly yours,

                                         NRG Energy, Inc.


                                         By:
                                            -----------------------------------
                                            Name:
                                            Title:


AGREED AND ACCEPTED:

NRG Finance Company I LLC


By:
   --------------------------------
   Name:
   Title:

[INSERT NAME OF PROJECT OWNER]


By:
   --------------------------------
   Name:
   Title:

                                      D-2